Exhibit 99.1

Vitesse Reports Fiscal 2008 Year End Results

Achieves Profitability and Compliance with SEC Filings

CAMARILLO, Calif. — December 30, 2008 — Vitesse Semiconductor Corporation (Pink Sheets: VTSS.PK), a leading provider of advanced IC solutions for Carrier and Enterprise networks, achieved profitability for the fiscal year ended September 30, 2008 with net income of $16.6 million, or $0.07 net income per share, and today filed an annual report on Form 10-K with the Securities and Exchange Commission to report the Company’s fiscal year 2008 results of operations and financial condition. Vitesse also filed quarterly reports on Forms 10-Q for the periods ended December 31, 2007, March 31, 2008, and June 30, 2008 and is once again current with respect to its Exchange Act reporting obligations.

“Vitesse has emerged from some very formidable times as a stronger and profitable business. We have taken concrete steps to improve our strategic direction, product execution, operational efficiency, and customer loyalty,” said Chris Gardner, chief executive officer of Vitesse. “The results are a dramatic three-year trend of improved operational and financial performance. During this time, we have strengthened substantially every financial metric including: revenue, margins, operating income, net income, net debt, and cash. While we still have some challenges ahead, we now have a sound base on which to build, and we remain as committed as ever to improving shareholder value.”

Recap of Fiscal Year 2008 Results

As discussed in greater detail in the Company’s fiscal year 2008 Form 10-K, Vitesse announces fiscal year 2008 highlights as follows:

•                  Net revenues in fiscal year 2008 were $228.5 million, an increase of 3% compared with the $221.9 million reported for fiscal year 2007;

•                  Revenue for the licensing of intellectual property was $10.0 million in fiscal year 2008;

•                  Cost of revenues for fiscal year 2008 was $106.3 million, or 47% of revenues, a decrease from $113.8 million, or 51% of revenues for fiscal year ended 2007;

•                  Income from operations in fiscal year 2008 was $8.4 million compared to a loss from operations of $1.8 million for fiscal year 2007. Income from operations in fiscal year 2008 includes charges of $10.8 million related to professional fees associated with the completion of its internal accounting investigation, actions to improve internal controls and preparation of its financial statements. The fiscal year 2007 loss from operations included the same professional charges totaling $13.6 million;

•                  Net income for fiscal year 2008 was $16.6 million, or $0.07 net income per share, compared to net loss of $21.6 million, or $0.10 loss per share, for fiscal year 2007; and

•                  Cash position as of September 30, 2008 was $36.7 million.

Investors should review these financial results in conjunction with the more comprehensive information regarding the Company’s results of operations and financial condition included in its fiscal year 2008 Form 10-K.

Conference Call Information

A conference call is scheduled for Tuesday, January 6, 2009, at 8:00 a.m. Eastern Time. To listen to the conference call via telephone, dial 800-450-5178 (U.S. toll-free) or 706-679-6171 (International) and provide the passcode 79385488. Participants should dial in at least 10 minutes prior to the start of the call. The Company will also broadcast the conference call via a webcast over the internet. To listen to the webcast, please visit the investors section of the Vitesse website at www.vitesse.com. The call will be recorded and available for replay until Tuesday, January 13, 2009. To access the audio replay, dial 800-642-1687 (U.S. toll-free) or 706-645-9291 (International) and provide the passcode 79385488.

Investor Conference Participation

Vitesse will participate in the 11th Annual Needham & Company Growth Stock Conference, January 6 – 8, 2009. Representing Vitesse at this event will be Chris Gardner, CEO, and Rich Yonker, CFO. They will present on Wednesday, January 7, 2009 at 3:30 pm Eastern Time. The presentation will be webcast. To listen to the webcast, view the investor section of the Company’s web site: www.vitesse.com.

About Vitesse

Vitesse designs, develops and markets a diverse portfolio of high-performance, cost-competitive semiconductor solutions for Carrier and Enterprise networks worldwide. Engineering excellence and dedicated customer service distinguish Vitesse as an industry leader in Gigabit Ethernet LAN, Ethernet-over-SONET, Fibre Channel, Optical Transport, and other applications. Vitesse innovation empowers customers to deliver superior products for Enterprise, Access, Metro, and Core applications. Additional company and product information is available at www.vitesse.com.

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Vitesse is registered trademark in the United States and/or other jurisdictions of Vitesse Semiconductor Corporation. All other trademarks or registered trademarks mentioned herein are the property of their respective holders.

Cautions Regarding Forward Looking Statements:

All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current facts. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” and similar terms, and variations or negatives of these words. Forward-looking statements are not guarantees of future performance and the Company’s actual results may differ significantly from the results discussed in the forward-looking statements.

CONSOLIDATED BALANCE SHEETS

	September 30,
	2008	2007
	(in thousands, except share data)
ASSETS
Current assets:
Cash and cash equivalents	$36,722	$25,976
Short-term investments	—	7,600
Accounts receivable, net	6,307	7,146
Inventory	37,466	33,728
Assets held for sale	3,164	35,472
Restricted cash	592	2,147
Prepaid expenses and other current assets	4,011	6,188
Total current assets	88,262	118,257
Property, plant and equipment, net	8,084	9,286
Goodwill	191,418	191,418
Other intangible assets, net	913	3,295
Other assets	3,600	5,092
	$292,277	$327,348

LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	16,101	$14,988
Accrued expenses and other current liabilities	20,242	25,785
Liabilities held for sale	—	372
Deferred revenue	2,721	21,825
Total current liabilities	39,064	62,970

Other long-term liabilities	1,564	1,728
Long-term debt, net of discount	29,423	58,418
Convertible subordinated debt	96,700	96,700
Total liabilities	166,751	219,816
Minority interest	165	1,289
Commitments and contingencies (See Note 12)
Shareholders’ equity:
Preferred stock, $0.01 par value. 10,000,000 shares authorized; none	—	—
Common stock, $.01 par value. 500,000,000 shares authorized;	2,267	2,240
Additional paid-in-capital	1,747,324	1,741,048
Accumulated other comprehensive income	—	3,739
Accumulated deficit	(1,624,230)	(1,640,784)
Total shareholders’ equity	125,361	106,243
	$292,277	$327,348

CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Year Ended September 30,
	2008	2007
	(in thousands, except per share data)

Product revenues	$218,536	$221,948
Licensing revenues	10,000	—
Revenues	228,536	221,948
Costs and expenses:
Cost of revenues	106,344	113,754
Engineering, research and development	49,982	47,199
Selling, general and administrative (including gain on sale of fixed assets of	50,557	42,459
Accounting remediation & reconstruction expense & litigation costs	10,761	13,558
Amortization of intangible assets	2,514	6,777
Costs and expenses	220,158	223,747

Income (loss) from operations	8,378	(1,799)
Other income (expense):
Interest expense, net	(3,868)	(2,580)
Loss on extinguishment of debt	—	(1,977)
Other income, net	4,882	1,755
Other income (expense), net	1,014	(2,802)
Income tax expense	1,222	224
Minority interest in earnings of consolidated subsidiary	(660)	—
Income (loss) from continuing operations before discontinued operations	7,510	(4,825)

Discontinued operations
Income (loss) from discontinued operations, net of tax of $997 and gain on	9,044	(16,822)
Net income (loss)	$16,554	$(21,647)

Basic and diluted income (loss) per share:
Continuing operations	$0.03	$(0.02)
Discontinued operations	0.04	(0.08)
Net income (loss) per share	$0.07	$(0.10)

Weighted average shares outstanding:
Basic and diluted	223,614	223,556